AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE 1 OF PAGES 4
2. AMENDMENT/MODIFICATION NO. P00001	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE NCI-EXEC National Institutes of Health National Cancer Institute Bethesda, MD 20892-7511		7. ADMINISTERED BY (If other than Item 6) CODE NCI National Institutes of Health National Cancer Institute Bethesda, MD 20892-7511	
8. NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP Code) AETHLON MEDICAL, INC.:1296382 9635 GRANITE RIDGE DRIVE SUITE 100 SAN DIEGO CA 921232678		(x) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER NO. 75N91019C00042 10B. DATED (SEE ITEM 13) 09/12/2019	
CODE	FACILITY CODE		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
x	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1, Authority; FAR 43.102 (a) (3) Mutual Agreement of the parties.
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copy to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to 1) revise the period of performance, 2) revise the milestone schedules contained in the Statement of Work, and 3) update Articles B.2., F.1., C.1., and Section J, to reflect these changes. No changes are being made to the contract price and no funds are being obligated by this modification.

PREVIOUS PERIOD OF PERFORMANCE: September 16, 2019 – September 15, 2021 (UNCHANGED)
NEW PERIOD OF PERFORMANCE: September 16, 2019 – September 15, 2022 (CHANGED)
FUNDS CURRENTLY OBLIGATED: $ 1,860,561 (UNCHANGED)

ALL OTHER CONTRACT TERMS AND CONDITIONS REMAIN UNCHANGED.

Continued . . .

Except at provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
James B. Frakes, Chief Financial Officer		CHRISTOPHER E. MILLS	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ James B. Frakes (Signature of person authorized to sign)	10/16/20	/s/ Christopher E. Mills (Signature of Contracting Officer)	10/28/2020

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

259222465 v1

NAME OF OFFEROR OR CONTRACTOR
AETHLON MEDICAL, INC.: 1296382

ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Delivery: 09/15/2022 Delivery Location Code: MEDICAL CENTER DR 9609 Medical Center Drive, Rockvill 9609 Medical Center Drive Rockville MD 20850 US Payment: Approved By, NCI Branch A Invoices Paid By: NIH Commercial Accounts Br 2115 East Jefferson St, MSC 8500 Room 4B-432 Bethesda, MD 20892-8500 Change Item 1 to read as follows(amount shown is the obligated amount):				
1	Topic 359: A Device Prototype for Isolation of Melanoma Exosomes for Diagnostics and Treatment Monitoring Obligated Amount: $0.00 Product/Service Code: AN13 Product/Service Description: R&D- MEDICAL: BIOMEDICAL (ADVANCED DEVELOPMENT) Project Data: 125132.1.HNC1 NCI OD OFFICE OF THE DIRECTOR.2555 RESEARCH AND DEVELOPMENT.09/03/2019 Accounting Info: 08024920191DA0.2019.03.C100.HNC1000000C.E.00014.406.SBIR.2550A.61000001.9999.9999.9999 Funded: $0.00				0.00

Beginning with the effective date of this modification, the contractor and the government mutually agree as follows: (*bold, italicized text denotes modified contract language*):

ARTICLE B.2. PRICES, ***revised paragraph 2.***

1. The total fixed price of this contract is $1,860,561.
2. Upon delivery and acceptance of the services described in SECTION C of this contract and identified in the schedule of charges below, the Government shall pay to the Contractor the unit price(s) set forth below:

PAYMENT SCHEDULE, ***Revised***

Description	Amount ($)
Kick-Off Presentation	$ 206,729
Quarterly Report 1	$ 206,729
Quarterly Report 2	$ 206,729
Quarterly Report 3	$ 206,729
Quarterly Report 4, SBIR Program Life Cycle Certification, Annual Updated Commercialization Plan	**$ ~~206,729~~ *114,849.44***
Quarterly Report 5	**$ ~~206,729~~ *114,849.44***
Quarterly Report 6	**$ ~~206,729~~ *114,849.44***
Quarterly Report 7	**$ ~~206,729~~ *114,849.44***
Quarterly Report 8	***114,849.44***
Quarterly Report 9	***114,849.44***
Quarterly Report 10	***114,849.44***
Quarterly Report 11	***114,849.44***
Final Report, Contract Outcomes Report, Final presentation, and all other contract deliverables	**$ ~~206,729~~ *114,849.44***
TOTAL FIXED PRICE	$ 1,860,561

ARTICLE F.1. PERIOD OF PERFORMANCE

The period of performance of this contract shall be from September 16, 2019 through September 15, ***~~2021~~ 2022***.

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated ***~~August 28, 2019~~*** **July 1, 2020**, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated ***~~August 28, 2019~~*** ***July 1, 2020***, 3 pages.

End of Modification P00001

All other terms and conditions of this contract remain unchanged and in full force and effect.

STATEMENT OF WORK, Revised 07/01/2020

TITLE: DEVICE PROTOTYPE FOR ISOLATION OF MELANOMA EXOSOMES FOR DIAGNOSTICS AND TREATMENT MONITORING

I. BACKGROUND INFORMATION

Both normal and cancer cells shed exosomes and other vesicles into body fluids. Exosomes that are found in body fluids such as plasma and urine can be collected from cancer patients, and have been shown to contain tumor antigens, growth factors, angiogenesis-promoting and immunosuppressive proteins, microRNA and genomic DNA. Accordingly, in cancer, exosomal trafficking and reciprocal exchange of molecular information among different organs and cell types contribute to cell-to-cell communication, horizontal cellular transformation, cellular reprogramming, functional alterations, inhibition of immune responses, and metastasis. Comparative molecular profiling of exosomes derived from normal tissue cells and tumor-derived TEX in blood and other body fluids may therefore offer a non-invasive means for assessing tumor initiation and progression, metastasis, and treatment responses of patients. This knowledge may lead to better cancer prevention and care.

The major bottleneck for using TEX in cancer research and clinical care is in obtaining enriched preparations of TEX from body fluids. Existing technologies are based on methods such as centrifugation, precipitation, and affinity purification, which are labor intensive, time consuming, and often are not standardized techniques, producing variable yields and purity of exosomes. Many of the existing approaches either produce poor yields of exosomes and/or impose significant stresses on these vesicles that compromise their biological integrity. There remains a need for advancement of new exosome isolation technologies that will produce sufficient yields and quality of exosomes for downstream proteomic and genomic profiling. Therefore, the goal of this proposal is to advance a technology for the differential isolation of TEX and tissue-derived exosomes (non-TEX) which will be useful for comparative molecular profiling. Given the potential of exosomes and TEX for basic research and clinical applications, the proposed technology will be advanced for the purpose of high-throughput exosome isolation from multiple body fluids and multiple cancer types.

The goal of the Topic 359 Contract is as follows: 1) to support the development of large scale or high-throughput technologies for differential isolation of tissue-specific exosomes and TEX from multiple body fluids, and 2) to obtain enriched, distinct preparations useful for downstream comparative molecular profiling or therapeutic use. Aethlon Medical Inc. proposes to develop an automated and high-throughput device for complete isolation and segregation of exosome populations, with particular emphasis on yielding TEX and non-TEX populations that are morphologically and functionally intact. The technology will establish automated workflows and reduce human intervention to obtain enriched distinct preparations of TEX and non-TEX.

II. SCOPE

In the Phase II contract, we expect to adapt the technology developed in phase I to isolating TEX and non-TEX from multiple biofluids (plasma & urine) in melanoma. Accomplishing this goal will lay the path for a commercial liquid biopsy workflow for isolating TEX in multiple cancer types.

III. Objectives

The objective of the proposed Phase II study is the development of a pre-commercial prototype of an exosome isolation device designed for use in clinical diagnostic laboratories that builds directly upon our results from the Phases 1 contract.

IV. Services to be Performed

The contractor shall independently perform all work and furnish all labor, materials, supplies, equipment, and services (except as otherwise specified in the contract; subcontractors are listed below).

University of Pittsburgh (UPMC):
Dr. Theresa Whiteside, Professor of Pathology, Immunology and Otolaryngology, is Co-Investigator. Dr. Whiteside's laboratory will perform the experiments described in related to immune profiling and functional testing of exosomes in Specific Aims 1, 2 and 3 of the proposed work. In the course of performing these experiments, Dr. Whiteside will be responsible for maintaining the results and for communicating the results to Aethlon.

Massachusetts General Hospital/Harvard University (MGH):
Dr. Soldano Ferrone, Professor in Residence at Massachusetts General Hospital, is Co-Investigator. Dr. Ferrones's laboratory will produce the monoclonal antibodies used for this study and supply them to Aethlon and to Dr. Whiteside's laboratory. These monoclonal antibodies are to be utilized in Specific Aims 2 and 3 of this work and, since they are unique reagents for selecting TEX, are an indispensable component of this project

The services performed under this contract, the Specific Aims and Milestones, are outlined in the tables provided below.

SPECIFIC AIM 1 (ORIGINAL SOW)

Specific Aims/Sub-Aims		Year 1												Year 2											
		9/19	10/19	11/19	12/19	01/20	02/20	03/20	04/20	06/20	06/20	07/20	08/20	09/20	10/20	11/20	12/20	01/21	02/21	03/21	04/21	05/21	06/23	07/21	08/21
Specific Aim #1: To develop and optimize a flow filtration system incorporating the GNA Hemopurifier for isolation of total exosomes from biofluids																									
1.1	Adaptation of an automated system for operation of the GNA Hemopurifier (Milestone 1.1)																								
1.2	Construction of GNA Hemopurifier cartridges (Milestone 1.2)																								
1.3	Comparison of the performance of different models of GNA Hemopurifier cartridges (Milestone 1.3)																								
1.4	Establishment of an optimized protocol for elution of total exosomes from the GNA Hemopurifier (Milestone 1.4)																								
1.5	Evaluation of the recovery of intact exosomes from the GNA Hemopurifier (Milestone 1.4)																								
1.6	Evaluation of the performance of the GNA Hemopurifier for depletion of exosomes from fresh vs. frozen plasma and urine (Milestones 1.3 & 1.4)																								
Specific Aim #1 Milestones																									
1.1 Adaptation of an automated flow filtration system for running the GNA Hemopurifier. 1.2 Optimizing the design of the GNA Hemopurifier cartridge. 1.3 Clearance of at least 80% of exosomes from each biofluid type. 1.4 Elution of exosomes defined by at least 80% positive expression of one or more exosomal surface markers: CD9, CD63, CD81, TSG101, Flotillin-1 or ALIX.																									

SPECIFIC AIM 1 , Revised

THE TOTAL PERIOD OF PERFORMANCE IS EXTENDED FROM THE ORIGINAL END DATE OF 09/15/21 UNTIL /09/15/22

		9/19	10/19	11/19	12/19	01/20	02/20	03/20	04/20	05/20	06/20	07/20	08/20	09/20	10/20	11/20	12/20	01/21	02/21	03/21	04/21	05/21	06/21	07/21	08/21	09/21	10/21	11/21	12/21	01/22	02/22	03/22	04/22	05/22	06/22	07/22	08/22	09/22
Specific Aim #1: To develop and optimize a flow filtration system incorporating the GNA Hemopurifier for isolation of total exosomes from biofluids																																						
1.1	Adaptation of an automated flow filtration system for operation of the GNA Hemopurifier (Milestone 1.1)																																					
1.2	Construction of GNA Hemopurifier cartridges (Milestone 1.2)																																					
1.3	Comparison of the performance of different models of GNA Hemopurifier cartridges (Milestone 1.3)																																					
1.4	Establishment of an optimized protocol for elution of total exosomes from the GNA Hemopurifier (Milestone 1.4)																																					
1.5	Evaluation of the recovery of intact exosomes from the GNA Hemopurifier (Milestone 1.3 & 1.4)																																					
1.6	Evaluation of the performance of the GNA Hemopurifier for depletion of exosomes from fresh vs. frozen plasma and urine (Milestones 1.3 & 1.4)																																					
Specific Aim #1 Milestones																																						

1.1 Adaptation of an automated flow filtration system for running the GNA Hemopurifier.

1.2 Optimizing the design of the GNA Hemopurifier cartridge.

1.3 Clearance of at least 80% of exosomes from each biofluid type.

1.4 Elution of exosomes defined by at least 80% positive expression of one or more exosomal surface markers: CD9, CD63, CD81, TSG101, Flotillin-1 or ALIX.

SPECIFIC AIM 2 ORIGINAL SOW

Specific Aims/Sub-Aims		Year 1												Year 2											
		9/19	10/19	11/19	12/19	01/20	02/20	03/20	04/20	05/20	06/20	07/20	08/20	09/20	10/20	11/20	12/20	01/21	02/21	03/21	04/21	05/21	06/21	07/21	08/21
Specific Aim #2: To characterize the capabilities of the GNA Hemopurifier for isolating melanoma TEX and non-TEX from diverse biofluids																									
2.1	Identification and quantification of melanoma TEX in biofluids using monoclonal antibodies against CSPG4 (Milestones 2.2 & 2.3)																								
2.2	Assessment of the recovery of TEX and non-TEX populations from distinct biofluids using the GNA hemopurifier (Milestone 2.1)																								

Specific Aim #2 Milestones

2.1 Demonstration that the GNA Hemopurifier isolates TEX and non-TEX from different biofluids having equivalent antigen expression as exosomes from a control exosome isolation method.

2.2 Isolation of equivalent ratios of TEX:non-TEX from the GNA Hemopurifier as compared to a control exosome isolation method.

2.3 Demonstration of <20% variability in the concentrations of TEX or in the ratios of TEX:non-TEX that are recovered from replicate runs of a biofluid sample through the Hemopurifier.

SPECIFIC AIM 2, Revised

Specific Aims/Sub-Aims		Year 1												Year 2												Year 3												
		9/19	10/19	11/19	12/19	01/20	02/20	03/20	04/20	05/20	06/20	07/20	08/20	09/20	10/20	11/20	12/20	01/21	02/21	03/21	04/21	05/21	06/11	07/21	08/21	09/21	10/21	11/21	12/21	01/22	02/22	03/22	04/22	05/22	06/21	07/22	08/22	09/22
Specific Aim #2: To characterize the capabilities optimize of the GNA Hemopurifier for isolating melanoma TEX and non-TEX from diverse biofluids																																						
2.1	Identification and quantification of melanoma TEX in biofluids using monoclonal antibodies against CSPG4 (Milestones 2.2 & 2.3)																																					
2.2	Assessment of the recovery of TEX and non-TEX populations from distinct biofluids using the GNA hemopurifier (Milestone 2.1)																																					

Specific Aim #2 Milestones

2.1 Demonstration that the GNA Hemopurifier isolates TEX and non-TEX from different biofluids having equivalent antigen expression as exosomes from a control exosome isolation method.

2.2 Isolation of equivalent ratios of TEX:non-TEX from the GNA Hemopurifier as compared to a control exosome isolation method.

2.3 Demonstration of <20% variability in the concentrations of TEX or in the ratios of TEX:non-TEX that are recovered from replicate runs of a biofluid sample through the Hemopurifier.

SPECIFIC AIM 3 ORIGINAL SOW

Specific Aims/Sub-Aims		Year 1												Year 2											
		9/19	10/19	11/19	12/19	01/20	02/20	03/20	04/20	05/20	06/20	07/20	08/20	09/20	10/20	11/20	12/20	01/21	02/21	03/21	04/21	05/21	06/211	07/21	08/21
Specific Aim #2: To construct a novel device, the CSPG4 cartridge, for isolation of TEX from total exosomes																									
3.1	Construction of CSPG4 cartridges (Milestones 3.1, 3.2, & 3.3)																								
3.2	Development of an elution protocol for TEX isolation from CSPG4 cartridges (Milestones 3.4, 3.5 & 3.6)																								
3.3	Evaluation of the recovery of intact TEX and non-TEX from the CSPG4 cartridge isolation procedure (Milestones 3.7 & 3.8)																								

Specific Aim #3 Milestones

3.1 Quantification of the capacity of the affinity resin for binding anti-CSPG4 mAb

3.2 Quantification of the exosome binding capacity of the anti-CSPG4 mAb affinity resin.

3.3 Clearance of at least 80% CSPG4+ exosomes from fluid samples by CSPG4 cartridges.

3.4 Elution of membrane-intact TEX from CSPG4 cartridges that are amenable to downstream phenotypic profiling.

3.5 Elution of exosome populations from CSPG4 cartridges that are >90% CSPG4-positive.

3.6 Recovery of exosomes that are <10% CSPG4+ in the uncaptured fraction from CSPG4 cartridges.

3.7 Completion of the TEX and non-TEX isolation procedure in <1 hour.

3.8 Isolation of melanoma patients' exosomes having immunosuppressive activity against lymphocytes as tested in one or more in vitro assays.

SPECIFIC AIM 3, Revised

Specific Aims/Sub-Aims		Year 1												Year 2												Year 3												
		9/19	10/19	11/19	12/19	01/20	02/20	03/20	04/20	05/20	06/20	07/20	08/20	09/20	10/20	11/20	12/20	01/21	02/21	03/21	04/21	05/21	06/21	07/21	08/21	09/21	10/21	11/21	12/21	01/22	02/22	03/22	04/22	05/22	06/21	07/22	08/22	09/22
Specific Aim #2: To construct a novel device, the CSPG4 cartridge, for isolation of TEX from total exosomes.																																						
3.1	Construction of CSPG4 cartridges (Milestones 3.1, 3.2, & 3.3)																																					
3.2	Development of an elution protocol for TEX isolation from CSPG4 cartridges (Milestones 3.4, 3.5 & 3.6)																																					
3.3	Evaluation of the recovery of intact TEX and non-TEX from the CSPG4 cartridge isolation procedure (Milestones 3.7 & 3.8)																																					

Specific Aim /3 Milestones

3.1 Quantification of the capacity of the affinity resin for binding anti-CSPG4 mAb

3.2 Quantification of the exosome binding capacity of the anti-CSPG4 mAb affinity resin.

3.3 Clearance of at least 80% CSPG4+ exosomes from fluid samples by CSPG4 cartridges.

3.4 Elution of membrane-intact TEX from CSPG4 cartridges that are amenable to downstream phenotypic profiling.

3.5 Elution of exosome populations from CSPG4 cartridges that are >90% CSPG4-positive.

3.6 Recovery of exosomes that are <10% CSPG4+ in the uncaptured fraction from CSPG4 cartridges.

3.7 Completion of the TEX and non-TEX isolation procedure in <1 hour.

3.8 Isolation of melanoma patients' exosomes having immunosuppressive activity against lymphocytes as tested in one or more in vitro assays.